Exhibit 10.1

**-Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.

                              SETTLEMENT AGREEMENT

     This SETTLEMENT AGREEMENT dated as of February 4, 1998, between LUCENT TECHNOLOGIES INC., a Delaware corporation, having offices at 600 Mountain Avenue, Murray Hill, New Jersey 07974 ("Lucent"), and BROADBAND TECHNOLOGIES, INC., a Delaware corporation, having offices at 4024 Stirrup Creek Drive, Durham, North Carolina 27709-3737 ("BBT").

                                    Recitals

     WHEREAS on November 1, 1995 the Parties entered into the SDV Agreement pertaining to the development, supply and marketing of SDBAS Products or Services (as defined herein); and

     WHEREAS the Parties hereto desire to settle and finally resolve certain disputes relating to the SDV Agreement (as defined herein), to avoid the further risks, burden, expense and inconvenience of continuing with dispute resolution procedures, and to alter the contractual relationships between the Parties.


     NOW, THEREFORE, in consideration of the covenants and other terms set forth herein, each of the Parties hereto on behalf of itself and its Related Parties (as defined herein), without any admission of liability, does hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     SECTION 1.1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

     "Agreement" means this Settlement Agreement including all exhibits and attachments hereto.

     "BBT" is defined in the heading of this Agreement.

     "Effective Date" means the date set forth in the first paragraph of this Agreement.


     *************************************************************************
********************************************************************************
********************************************************************************
*******

                  "First Amendment" means the First Amendment to Agreement LGC-A65-D (known herein as the SDV Agreement) dated July 12, 1996, including all exhibits and attachments thereto.


     *************************************************************************
********************************************************************************
********************************************************************************
*******

     "Lucent" is defined in the heading of this Agreement.

     "Parties" means the parties to this Agreement.

     "Party" means a party to this Agreement.

     "Related Parties" means, in respect of any Party, such Party's wholly owned subsidiaries, and the respective divisions, heirs, successors and assigns of such Party and its wholly owned subsidiaries.

                  "SDBAS Products or Services" and "SDBAS Products and Services" means the products and services listed on Exhibit C.

     "SDV Agreement" means the agreement between BBT and Lucent known as Contract No. LGC-A65-D dated November 1, 1995, as amended from time to time, and includes the First Amendment and attachments thereto.

     SECTION 1.2. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the words "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified,
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

                                   ARTICLE II

                            Contractual Relationships

     SECTION 2.1. Termination of SDV Agreement. Subject to the terms, conditions and exceptions set forth herein, the Parties agree that the SDV Agreement hereby is terminated. The parties agree that Lucent is in complete control of the marketing strategy for SDBAS or SDBAS Products or Services. The Parties also agree that except as otherwise provided herein or in the agreements in the forms attached as Exhibits C-E and to be executed simultaneously with this Agreement, going forward, neither BBT nor any BBT Related Party has, unless it receives written permission from Lucent, the right, authority or entitlement to supply, market or promote SDBAS or SDBAS Products or Services. Nothing in this Agreement shall prevent BBT from supplying, marketing or promoting its FLX product, as long as it does not do so as part of an overall SDBAS system or SDBAS offer.

     SECTION 2.2. Termination of Certain Continuing Obligations Under the SDV Agreement. The parties agree to terminate BBT's obligations to refund and/or pay any moneys to Lucent pursuant to Section 8.2 or Article 21 of the First Amendment. This Section shall not terminate any other continuing obligations either BBT or Lucent has pursuant to the SDV Agreement.

     SECTION 2.3. SDBAS Customers. Lucent has certain goals with respect to the marketing, supply and sales of SDBAS and SDBAS Products and Services to existing customers. Lucent has no obligation to BBT not to change, alter or otherwise modify these goals. BBT hereby agrees to use its reasonable best efforts to assist Lucent in achieving these goals, to cooperate fully with Lucent in Lucent's efforts to achieve these goals, to take no steps antagonistic to Lucent's efforts to achieve these goals and to take positive steps to assist Lucent in achieving these goals as requested to do so by Lucent (all hereinafter referred to as "BBT Efforts"); provided that the obligations of the Parties hereunder shall be limited to acts which are consistent with applicable law and the rights of customers. BBT's obligations in the preceding sentence apply to Lucent's current goals and to any changes, alterations or modifications in those goals that Lucent communicates to BBT.

     Subject to a cap of **********, BBT is responsible for: (1) paying its own costs associated with BBT Efforts; and (2) reimbursing Lucent for Lucent's costs associated with achieving these goals (subsections 1 and 2 collectively "Customer Costs"). Customer Costs do not include any costs associated with continued supply of SDBAS or SDBAS Products or Services to Customers in the ordinary course of business, including but not limited to fulfilling obligations under the agreement simultaneously executed in the form attached as Exhibit C. Customer Costs do not include any costs for management time, although costs for craft time are included. Any amounts that BBT expends on non-BBT equipment after the effective date to satisfy its obligations to supply Material associated with upgrades for use for existing customs pursuant to the second sentence of Section
24.02 of the SDBAS Supply Agreement simultaneously executed in the form attached as Exhibit C shall count towards the above-mentioned *************** cap. BBT's obligations under this Section do not terminate when and if the ************ cap is reached, except that, in the event that this cap is reached, BBT is entitled to reimbursement from Lucent for Customer

Costs incurred by BBT (those costs described in (1) above) and BBT has no obligation to reimburse Lucent for Customer Costs incurred by Lucent (those costs described in (2) above).

     BBT agrees to cooperate fully with Lucent in fulfilling any obligations Lucent may have to any of the existing customers with respect to SDBAS or SDBAS Products and Services, and to sell Lucent SDBAS Products and Services pursuant to an agreement in the form attached as Exhibit C.

                  SECTION 2.4. ***************. BBT agrees to use reasonable best efforts to: cooperate fully with Lucent, take no steps antagonistic to Lucent, and assist Lucent in resolving any issues, disputes, disagreements, claims, complaints, actions or the like that may arise between Lucent and ************** concerning the FSN Contract ("**** ********* Dispute"). BBT is responsible for: (1) paying its own costs associated with providing such assistance and cooperation with respect to any *************** Dispute; and (2) reimbursing Lucent for Lucent's costs associated with resolving or attempting to resolve any ************* Dispute (subsections (1) and (2) collectively "********************* Costs"). ******************** Costs do not include any costs associated with continued supply of SDBAS or SDBAS Products or Services to ******************* in the ordinary course of business, including but not limited to fulfilling obligations under the Agreement simultaneously executed in the form attached as Exhibit C. ************** Costs do not include any costs for management time, although costs for craft time are included. BBT's responsibilities as set forth above in this paragraph relating to ****************** Disputes shall be capped at ************. BBT's obligations under this Section do not terminate when and if the ******** ******** cap is reached, except that, in the event that this cap is reached, BBT is entitled to reimbursement from Lucent for ********************* Costs incurred by BBT (those costs described in (1) above) and BBT has no obligation to reimburse Lucent for ************** Costs incurred by Lucent (those costs described in (2) above). Any amounts that BBT expends on non-BBT equipment after the Effective Date to satisfy its obligations to supply Material associated with upgrades for use for **************** pursuant to the second sentence of Section 24.02 of the SDBAS Supply Agreement simultaneously executed in the form attached as Exhibit C shall count towards the above-mentioned *************** cap. Any amounts of the ************ of prepayments made by **** *********** to BBT to be applied to contract BA-14494, dated July 12, 1996, between **************** and BBT, that BBT is obligated to refund to ************* shall count towards the above-mentioned ************* cap. Any portion of this **** ********* prepayment that BBT is obligated to refund to ****

********* that would exceed the cap in light of other moneys BBT has already expended or paid to Lucent that count towards this cap will be either: (1) paid directly to ****** ********** by Lucent, or (2) reimbursed to BBT by Lucent, at Lucent's choice.

     If ***************** makes Alternative Performance Payments to Lucent pursuant to the FSN Agreement that result in a net gain to Lucent after subtraction of all *********** ********** Costs (not limited for purposes of this paragraph to the cap), Lucent will pay 33 1/3% of any such net gain to BBT.

     SECTION 2.5. BBT Release. Simultaneously with and as a condition of execution of this Agreement, BBT will deliver to Lucent a release executed by BBT in the form attached as Exhibit A.

     SECTION 2.6. Lucent Release. Simultaneously with and as a condition of execution of this Agreement, Lucent will deliver to BBT a release executed by Lucent in the form attached as Exhibit B.

     SECTION 2.7. SDBAS Supply Agreement. Simultaneously with and as a condition of execution of this Agreement, the Parties will execute an Agreement in the Form attached as Exhibit C.

     SECTION 2.8. BBT OEM Supply Agreement. Simultaneously with and as a condition of execution of this Agreement, the Parties will execute an agreement in the form attached as Exhibit D.

     SECTION 2.9. Lucent OEM Supply Agreement. Simultaneously with and as a condition of execution of this Agreement, the Parties will execute an agreement in the form attached as Exhibit E.

     SECTION 2.10. Research and Development Agreement. Simultaneously with and as a condition of execution of this Agreement, the Parties will execute an agreement in the form attached as Exhibit F.

     SECTION 2.11. Technology Transfer Agreement. Simultaneously with and as a condition of execution of this Agreement, the Parties will execute an agreement in the form attached as Exhibit G.

     SECTION 2.12. Manufacturing Agreement. Simultaneously with and as a condition of execution of this Agreement, the Parties will execute an agreement in the form attached as Exhibit H.

     SECTION 2.13. Element Manager Software Side Letter Agreement. Simultaneously with and as a condition of execution of this Agreement, the Parties will execute a side letter agreement in the form attached as Exhibit I.

     SECTION 2.14. ************************************************************.
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

     Notwithstanding anything in this Agreement to the contrary, Lucent may seek relief from breach or anticipatory breach of this Section 2.14 in any court of competent jurisdiction. In addition, BBT consents to the non-exclusive jurisdiction of the courts of the State of New Jersey and the federal courts located in the State of New Jersey for actions brought by Lucent arising out of breach or anticipatory breach of this Section 2.14, and BBT agrees to waive any defense of improper or inconvenient venue in connection with any such action by Lucent.

                                  ARTICLE III

                         Representations and Warranties


     SECTION 3.1. Each Party hereby represents and warrants to the other Party as follows:

     (a) Such Party, on advice of counsel, has duly considered the settlement contemplated by this Agreement. This Agreement and the Releases, documents and instruments to be executed on behalf of such Party and its Related Parties hereunder have been duly authorized by all necessary action, including approved by the Party's Board of Directors if necessary. This Agreement and each Release, document and instrument simultaneously executed or delivered on behalf of such Party or any of its Related Parties pursuant to Article II has been duly executed and delivered by or on behalf of such Party and its applicable Related Parties and constitute a legal, valid and binding obligation of such Party and each such Related Party, as the case may be, enforceable in accordance with its terms.

     (b) The execution, delivery and performance by such Party and its Related Parties of this Agreement and the Releases, documents and instruments to be executed by or on behalf of such Party and its Related Parties pursuant to
Article II (i) do not require any consent or approval of, or other action by any governmental authority, except such as has already been obtained, and will be in full force and effect as of the Effective Date, and (ii) do not violate any applicable law or regulation or the charter, bylaws or other organizational documents of such Party or any of its Related Parties.

     (c) The execution and delivery of this Agreement by such Party duly binds and commits all its Related Parties.

                                   ARTICLE IV

                                 Miscellaneous

     SECTION 4.1 Notices. Any notice or demand which under the terms of this Agreement or under any statute must or may be given or made by BBT or Lucent shall be in writing and shall be given or made by confirmed facsimile, or similar communication or by commercial courier or by certified or registered mail addressed to the respective Parties as follows:

                           To Lucent:
                           Lucent Technologies Inc.
                           67 Whippany Road
                           Whippany, New Jersey 07981
                           Attention: Access Product Management Vice
                                        President

                           with a copy to:

                           Lucent Technologies Inc.
                           283 King George Road
                           Warren, New Jersey 07059
                           Attention: Corporate Counsel-Switching
                                        and Access

                           To BBT:
                           BroadBand Technologies, Inc.
                           P.O. Box 13737
                           4024 Stirrup Drive
                           Durham, North Carolina 27709-3737
                           ATTN:    Chief Financial Officer

                           with a copy to:

                           James F. Verdonik, Esq.
                           Kilpatrick Stockton LLP
                           P.O. Box 300004
                           Raleigh, North Carolina 27622

The effective dates of such notice shall be (i) upon evidence of successful facsimile transmission, or (ii) five days following the date mailed for certified or registered letters or (iii) when delivered, if in person or by commercial courier. The above addresses may be changed at any time by giving prior written notice as above provided.

     SECTION 4.2. No Admissions. This Agreement is a compromise and nothing herein shall be deemed or construed to be an admission or concession of any liability whatever on the part of any Party or Person.

     SECTION 4.3. Waivers; Amendments. (a) No failure or delay by either Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single exercise of any such right or power or any discontinuance of steps to enforce any such right or power preclude the further exercise thereof.

     (b) Neither this Agreement nor any provision hereof may be waived, modified or amended except pursuant to an agreement or agreements in writing entered into by (i) in the case of a waiver, the Party against whom such waiver is to apply, or (ii) in the case of a modification or amendment, each Party.

     SECTION 4.4. Remedies for Breach. In the event that any Party breaches any of its obligations under this Agreement, the other Party is entitled to specific performance, injunctive relief and any damages resulting from that breach.

     SECTION 4.5. Parties Bound. The provisions of this Agreement and the Releases executed and delivered hereunder shall be binding upon the Parties and their respective Related Parties. Each Party agrees to take such action as shall be necessary to bind each of its Related Parties intended to be bound as provided in this Section 4.5. and to secure the observance of this Agreement and such Releases by each such Related Party.

     SECTION 4.6. Confidentiality. Each Party agrees that it will not disclose the contents of this Agreement or any Release or other Exhibit hereto to any other Person, and agrees that it will maintain in confidence the terms and conditions of this Agreement and the Releases and other Exhibits hereto, except:
(a) to the extent necessary to
comply with law or the valid order of a court of competent jurisdiction or of a state or federal regulatory authority; (b) to comply with governmental disclosure requirements, including U.S. Securities and Exchange Commission requirements (on written advice of counsel that such disclosure is necessary or prudent to avoid liability); (c) to the extent necessary to comply with a civil investigative demand issued by the United States Department of Justice or with the Hart-Scott-Rodino Act or any second request thereunder; (d) to satisfy tax authorities, including the U.S. Internal Revenue Service; (e) to the extent necessary in connection with any action, suit or proceeding to enforce this Agreement or any Release; or (f) to their respective subsidiaries and affiliated companies, their banks, auditors, accountants, lawyers, or any other representative of a Party who has a good faith need to know, provided that in each case the Person to whom disclosure is made pursuant to this clause (f) is advised of the confidentiality of the information disclosed and agrees to keep such information confidential; (g) to the extent set forth in Section 4.7 below;
(h) by mutual agreement of the Parties; and (i) disclosure of the versions of each of Exhibits C-I that are executed contracts shall be governed by the disclosure provisions contained within that contract, although any relationship of any of those contracts to this

Agreement or to each other can only be disclosed in accordance with the requirements of this Agreement. In the event of proposed disclosure pursuant to clause (a) or (c) above, the Party proposing to make such disclosure (i) shall give the other Party as much notice as is practicable of the proposed disclosure, (ii) shall cooperate (at its own expense) with any attempt by such other Party to obtain a protective order or other confidential treatment for the information so disclosed and (iii) shall only disclose such information as is legally required to be disclosed. In the event of disclosure to clause (b) above, subsection (i) and (ii) shall apply. BBT agrees that, prior to any filing pursuant to SEC regulations, BBT will afford Lucent the opportunity to require BBT to request confidential treatment of specific portions of such agreements and BBT shall comply with such reasonable requests of Lucent. The Parties understand that BBT does not guarantee that the SEC shall grant such confidentiality requests.

     SECTION 4.7. Publicity. Neither Party shall make a public announcement or issue a press release concerning the subject matter of this Agreement without obtaining the prior written consent of the other Party. As soon as practicable following execution of this Agreement, the Parties shall make a joint press release that is mutually acceptable to the Parties. Furthermore, neither

Party shall publish or use advertising, sales promotions or publicity material wherein the other Party's name or marks are mentioned, or relating to the other Party's products, without such other Party's prior written consent. Nothing in this Section is meant to limit a Party's rights and obligations under Section 4.6.

     SECTION 4.8. Use of Agreement. Neither this Agreement nor evidence of any negotiations in connection with it shall be offered or received in evidence or used in any way at any trial, arbitration or other action or proceeding between or among the Parties except to enforce the terms and provisions hereof. The Parties agree that this Agreement and evidence of any negotiations in connection with it shall not be offered or received in evidence or used in any way at any trial, arbitration or other action between or among the Parties relating to or arising out of the agreements separately executed by the Parties in the forms attached to this Agreement as Exhibits C, D, E, F, G, H and I. The parties also agree that under no circumstances will a breach of or any dispute arising out of or relating to any or all of the agreements separately executed by the Parties in the forms attached to this Agreement as Exhibits C, D, E, F, G, H and I invalidate or otherwise cause not to be effective the Releases separately executed by the Parties in the forms attached as Exhibits A and B.

     SECTION 4.9. Survival. All covenants, agreements, representations and warranties made by each Party herein and in the Releases or other instruments executed and delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other Party hereto and shall survive the execution and delivery of this Agreement and the Releases and Exhibits hereto.

     SECTION 4.10. Counterparts; Integration; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Except as otherwise agreed in writing by the Parties hereto, this Agreement and the Releases to be executed pursuant to this Agreement constitute the entire contract between the Parties relating to the subject matter thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter thereof. This Agreement shall become effective when counterparts hereof which, when taken together, bear the signatures of each of the Parties, have been executed and delivered. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 4.11. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New Jersey without regard to its conflicts of law principles and laws.

     SECTION 4.12. Restriction of Benefit. This Agreement is only intended to benefit the Parties and their respective successors and assigns and shall not be construed to confer rights on any third parties, except that (1) the Releases executed in the forms attached as Exhibits A and B are intended to benefit the Releasees listed therein; and (2) the indemnification obligations in Sections
4.15 and 4.16 are intended to benefit the Indemnified Parties as defined in those Sections.

     SECTION 4.13. Dispute Resolution. (a) The following procedures shall apply to any dispute or disagreement between the Parties or any of their Related Parties arising out of this Agreement or either of the Releases executed pursuant to this Agreement. Any disputes arising out of any of the agreements executed simultaneously with this Agreement in the forms attached as Exhibits C, D, E, F, G, H and I shall be governed by the dispute resolution provisions contained in the particular agreement at issue.

     (b) First:

          (i) either Party may give written notification of such dispute or disagreement to the other Party; and

          (ii) the Parties shall communicate with each other promptly with a view to resolving such dispute or disagreement within twenty-one (21) days (or such extended period as the Parties agree is appropriate in any case) after such written notification is given.

     (c) The giving of any notice regarding any dispute or disagreement under this Section 4.13 shall toll the running of all applicable statutes of limitation until the later of (i) ninety (90) days following the giving of such notice or (ii) thirty (30) days following the termination of discussions between the Parties concerning such dispute or disagreement.

     (d) Second, if at the end of the twenty-one (21) day period referenced in
Section 4.13(b) (as it may be extended) such dispute or disagreement has not been resolved to the satisfaction of both parties, either Party may request in writing that such dispute or disagreement be the subject of non-binding mediation. Following such request, the Parties shall endeavor in good faith promptly to identify a single person (who shall be a person with experience and good reputation) who shall assist the Parties in discussing such dispute or disagreement and in attempting to reach a mutually acceptable business resolution. Such mediation process shall terminate not later than thirty (30) days following the request therefor (or such extended or shorter period as the Parties agree is appropriate). All applicable statutes of limitation shall be tolled during the period of mediation.

     (e) Third, if at the end of the thirty (30) day period referenced in
Section 4.13(d) (as it may be extended or shortened) such dispute or disagreement has not been resolved to the satisfaction of both parties, either Party (the "complainant") may commence binding arbitration by giving the other Party (the "respondent") notice in writing (the "initiating notice") setting forth in reasonable detail the nature of its claim and the relief requested stating that the complainant is invoking the procedures set forth in this
Section 4.13(e) and (f) and naming the complainant's representative on the Arbitration Panel (as defined below). Within 21 days of receipt of an initiating notice, the respondent shall give the complainant notice in writing (the "response") setting forth in reasonable detail: (1) the basis of its response to the claim; (2) the nature of any counterclaim it has against the complainant arising from the same set of facts and circumstances that gave rise to the original claim; (3) any other counterclaim that Party wishes to bring at that time (although the Party has no obligation to bring such counterclaims at that time); (4) the relief requested; and (5) naming the respondent's representative on the Arbitration Panel. The two representatives shall select a third person who is mutually acceptable to them. If the representatives fail to make such selection within twenty-one (21) days, the complainant and the respondent shall each replace its representative with a new representative and the new representatives shall be subject to the preceding sentence and this sentence. Once a third person is selected, such person together with the representatives of the complainant and the respondent shall form the Arbitration Panel. The date upon which the Arbitration Panel is formed shall be the "Commencement Date".

     (f) The Arbitration Panel shall conduct proceedings to determine the merits under applicable law of the claims set forth in the initiating notice and the response. The proceedings shall be administered by JAMS/Endispute in accordance with its Comprehensive Arbitration Rules and Procedures in effect as of the Effective Date, subject to the following additional rules:

          (i) the proceedings shall take place in New York City;

          (ii) the Arbitration Panel (including, if necessary, any replacement(s) to the Arbitration Panel) shall be selected as set forth in Section 4.13(e);

          (iii) the available relief shall include damages, injunctive relief and equitable relief to the extent allowed under the applicable law, this Agreement and any other agreement between the parties;

          (iv) the parties shall attempt in good faith promptly to agree on the nature and extent of any discovery in connection with the arbitration, provided that, in the absence of such agreement, discovery shall be governed by JAMS/Endispute's Comprehensive Arbitration Rules and Procedures. In addition, the applicable law with respect to privilege and other protections from disclosure, including the work product doctrine shall apply;

          (v) the final decision of the Arbitration Panel (the "Award") shall be issued within six months of the Commencement Date (the date of issuance of the Award being the "Award Date") and must be joined by at least two members of the Arbitration Panel;

          (vi) each party to the proceedings shall pay its own costs in connection with the proceedings, including the costs and expenses of its representative on the Arbitration Panel, and the parties shall share equally the other costs of the proceedings, including the fees of the third member of the Arbitration Panel, except that the prevailing party shall be entitled to recover its attorneys' fees incurred in prosecution thereof.

     (g) In accordance with the Federal Arbitration Act, 9 U.S.C. ss. 1 et seq., the Award shall be final and binding and judgment thereon may be entered by any state or federal court having jurisdiction thereof.

     (h) Nothing in this Section 4.13 shall be construed to preclude either party from seeking injunctive declaratory or other provisional relief in a court of competent jurisdiction to prevent imminent irreparable harm. The dispute resolution procedures set forth herein shall be stayed pending disposition of any application for such relief. The Parties agree that a court of competent jurisdiction may consider the merits of any claim that is subject to the dispute resolution procedures set forth herein to the extent necessary to resolve any permissible application for injunctive declaratory or other provisional relief.

     SECTION 4.14. Compliance with Law. Nothing in this Agreement shall obligate a Party to act in violation of any applicable legal requirement or prohibition. To the extent that any provision of this Agreement may be construed at any time to impose such an obligation upon a Party, that provision shall be deemed modified insofar as necessary (but only to the least extent necessary) to relieve the Party of such obligation and to allow the Party to comply in full with all applicable legal requirements or prohibitions.

     SECTION 4.15. Lucent Indemnification. At BBT's request, Lucent agrees to indemnify, defend and hold harmless BBT, its wholly owned subsidiaries, their respective officers, directors, employees, shareholders, agents and attorneys and the respective heirs, executors, administrators, successors or assigns of each of the foregoing (separately and collectively for the purposes of this Section an "Indemnified Party") from and against any losses, damages, claims, fines, penalties and expenses (including but not limited to attorney and expert fees) that arise out of or result from any actions, complaints, causes of action, demands, suits or claims, in law or in equity, brought against an Indemnified Party by any officer, director or employee or former officer, director or employee of Lucent or any of its subsidiaries or divisions relating to or arising out of the relationship between Lucent and BBT prior to the Effective Date.

     SECTION 4.16. BBT Indemnification. At Lucent's request, BBT agrees to indemnify, defend and hold harmless Lucent, its wholly owned subsidiaries, their respective officers, directors, employees, shareholders, agents and attorneys and the respective heirs, executors, administrators, successors or assigns of each of the foregoing (separately and collectively for the purposes of this Section an "Indemnified Party") from and against any losses, damages, claims, fines, penalties and expenses (including but not limited to attorney and expert fees) that arise out of or result from any actions, complaints, causes of action, demands, suits or claims, in law or in equity, brought against an Indemnified Party by any officer, director or employee or former officer, director or employee of BBT or any of its subsidiaries or divisions relating to or arising out of the relationship between Lucent and BBT prior to the Effective Date.

     IN WITNESS WHEREOF, LUCENT and BBT have caused this Agreement to be executed by their duly authorized officers.

                                            LUCENT TECHNOLOGIES INC.,
                                              By
Date:_____________________________          ____________________________________


                                            BROADBAND TECHNOLOGIES, INC.

                                              By

Date:_____________________________          ____________________________________

                                                                       EXHIBIT A

                          BROADBAND TECHNOLOGIES, INC.
                         RELEASE AND COVENANT NOT TO SUE


     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT BROADBAND TECHNOLOGIES, INC., a Delaware corporation ("BBT"), on behalf of itself, its divisions, heirs, successors and assigns, its wholly owned subsidiaries and their respective divisions, heirs, successors and assigns, and all other persons that BBT has the power and authority to bind through its execution of this Release and Covenant Not to Sue (herein, separately and collectively, the "Releasors"), in consideration of good and valuable consideration received from Lucent Technologies Inc., a Delaware corporation ("Lucent"), the receipt and sufficiency of which is hereby acknowledged, hereby release, acquit and forever discharge Lucent, Lucent's predecessor AT&T (to the extent Lucent has assumed any liabilities or obligations of AT&T), each of Lucent's wholly owned subsidiaries, each of the above's respective officers, directors, employees, shareholders, agents and attorneys and the respective heirs, executors, administrators, successors and assigns of each of the foregoing (herein, separately and collectively, the

"Releasees"), from any and all actions, complaints, causes of action, demands, damages, costs and expenses, liabilities, suits and claims, in law or in equity, whether now known or unknown, whether asserted or unasserted (collectively "Claims") which the Releasors ever had, now have, or hereinafter can, shall or may have from the beginning of the world to the date of this Release (hereinafter collectively referred to as the "Released Claims").

     BBT represents and warrants that it has duly considered, approved and authorized this Release and Covenant Not To Sue, has taken all necessary actions for this Release and Covenant Not To Sue to be valid and binding and warrants that the execution of this Release and Covenant Not To Sue by the undersigned on behalf of BBT duly binds and commits all Releasors.

     Releasors covenant and agree that they will forever refrain from instituting, reinstating, maintaining or prosecuting any action or proceeding against Releasees upon any Claims, whether or not now or hereafter known, suspected or claimed which Releasors ever had, now have or hereafter can, shall or may have or allege against Releasees on account of any of the Released Claims.

     Notwithstanding Section 1542 of the California Civil Code, which provides:

     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor,"

this Release and Covenant Not to Sue shall constitute a full release in accordance with its terms. BBT knowingly and voluntarily waives the provisions of Section 1542, if applicable, and any provisions of similar effect in the law of the State of Minnesota or federal law or statutes, if applicable, and acknowledges and agrees that this waiver is an essential part of this Release and Covenant Not To Sue. BBT further acknowledges that this Release and Covenant Not To Sue has been negotiated and agreed to in light of such possible damages, losses, fees, costs or expenses and that BBT took that into account in agreeing to execute this Release and Covenant Not To Sue.

     Releasors represent and warrant that Releasors have not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand or cause of action or any part thereof relating to any matter covered by this Release and Covenant Not To Sue and agree to indemnify Releasees against any and all claims by third persons resulting from any such sale, assignment, transfer, conveyance or other disposition.

     This Release and Covenant Not To Sue shall not be altered or modified in any way except by written consent of authorized representatives of Releasors and Releasees.

     This Release and Covenant Not To Sue shall be governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, RELEASORS have caused this Release to be executed by their duly authorized agent as of February 4, 1998.

                                            BROADBAND TECHNOLOGIES, INC.



                                            ------------------------------------
                                            David E. Orr
                                            President

                                                                       EXHIBIT B

                            LUCENT TECHNOLOGIES INC.
                         RELEASE AND COVENANT NOT TO SUE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT LUCENT TECHNOLOGIES INC., a Delaware corporation ("Lucent"), on behalf of itself, its divisions, heirs, successors and assigns, its wholly owned subsidiaries and their respective divisions, heirs, successors and assigns and all other persons that Lucent has the power and authority to bind through its execution of this Release and Covenant Not to Sue (herein separately and collectively the "Releasors"), in consideration of good and valuable consideration received from BroadBand Technologies, Inc., a Delaware corporation ("BBT"), the receipt and sufficiency of which is hereby acknowledged, hereby release, acquit and forever discharge BBT, each of BBT's wholly owned subsidiaries, each of the above's respective officers, directors, employees, shareholders, agents and attorneys and the respective heirs, executors, administrators, successors and assigns of each of the foregoing (herein, separately and collectively, the "Releasees"), from any and all actions, complaints, causes of action, demands, damages, costs and expenses, liabilities, suits and claims, in law or in equity, whether now known or unknown, whether asserted or unasserted (collectively "Claims") which the Releasors ever had, now have, or hereinafter can, shall or may have from the beginning of the world to the date of this Release (hereinafter collectively referred to as the "Released Claims").

     Lucent represents and warrants that it has duly considered, approved and authorized this Release and Covenant Not To Sue, has taken all necessary actions for this Release and Covenant Not To Sue to be valid and binding and warrants that the execution of this Release and Covenant Not To Sue by the undersigned on behalf of Lucent duly binds and commits all Releasors.

     Releasors covenant and agree that they will forever refrain from instituting, reinstating, maintaining or prosecuting any action or proceeding against Releasees upon any Claims, whether or not now or hereafter known, suspected or claimed which Releasors ever had, now have or hereafter can, shall or may have or allege against Releasees on account of any of the Released Claims.

     Notwithstanding Section 1542 of the California Civil Code, which provides:

     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor,"
this Release and Covenant Not to Sue shall constitute a full release in accordance with its terms. Lucent knowingly and voluntarily waives the provisions of Section 1542, if applicable, and any provisions of similar effect in the law of the State of Minnesota or federal law or statutes, if applicable, and acknowledges and agrees that this waiver is an essential part of this Release and Covenant Not To Sue. Lucent further acknowledges that this Release and Covenant Not To Sue has been negotiated and agreed to in light of such possible damages, losses, fees, costs or expenses and that Lucent took that into account in agreeing to execute this Release and Covenant Not To Sue.

     Releasors represent and warrant that Releasors have not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand or cause of action or any part thereof relating to any matter covered by this Release and Covenant Not To Sue and agree to indemnify Releasees against any and all claims by third persons resulting from any such sale, assignment, transfer, conveyance or other disposition.

     This Release and Covenant Not To Sue shall not be altered or modified in any way except by written consent of authorized representatives of Releasors and Releasees.

     This Release and Covenant Not To Sue shall be governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, RELEASORS have caused this Release to be executed by their duly authorized agent as of February 4, 1998.

                                          LUCENT TECHNOLOGIES INC.



                                          -----------------------------
                                          Janet G. Davidson
                                          Product Marketing &
                                          Management Vice President
                                          Access